                                                                  EXHIBIT 10.46


                  SECOND AMENDMENT AND WAIVER TO AMENDED AND
                 RESTATED SUBORDINATED NOTE PURCHASE AGREEMENT

                Re:  $22,000,000 of Amended and Restated 11.78%
                     Subordinated Notes due March 10, 2000


                          Dated as of April 12, 1996


     This Second Amendment and Waiver (the "Amendment") to the Amended and
                                            ---------
Restated Subordinated Note Purchase Agreement, dated as of December 23, 1993, as amended as of September 30, 1994 (the "Existing Agreement"), is entered into as
                                       ------------------
of April 12, 1996 by an among the Noteholders identified on the signature pages hereof (the "Noteholders") and Merisel Americas, Inc., a Delaware corporation
             -----------
(the "Company").  Capitalized terms used herein without definition shall have
      -------
the same meanings herein as set forth in the Existing Agreement.


                                    RECITAL

     The parties hereto have agreed to amend the Existing Agreement as hereinafter set forth.

     IN CONSIDERATION of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

     SECTION 1.  AMENDMENTS TO THE EXISTING AGREEMENTS.

          (a) Section 1.1 of the Existing Agreement is hereby amended by deleting in its entirety the text of such Section, and inserting in its place the following:

     "The Company has authorized the issuance for exchange of $17,600,000 in aggregate principal amount of its Amended and Restated Subordinated Notes due March 10, 2000, to be dated (except as otherwise set forth in

     (S)(S) 8.2 and 8.3) the date of original issuance thereof and to be substantially in the form of Exhibit A hereto (the "Notes"). Each Note shall bear interest (i) from the date thereof through the date of the Second Amendment and Waiver to the Agreement at the rate of 11.28% per annum and (ii) from the date of the Second Amendment and Waiver to the Agreement until such Note shall become due and payable in accordance with the terms thereof and hereof (whether at maturity, by acceleration or otherwise) at the rate of 11.78% per annum (the interest rate applicable at any time, the "Interest Rate"), payable in arrears on September 10, 1996, and on each December 10, March 10, June 10, September 10, and December 10 thereafter (each, an "Interest Payment Date") and shall have a stated maturity of March 10, 2000. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. Any overdue installment of interest shall bear interest at a rate equal to lesser of (a) 12.78% or (b) the highest rate permitted by applicable law, until paid (the "Default Rate"). During any period in which an Event of Default has occurred and is continuing, the Notes shall bear interest at the Default Rate. Each Note shall be issued in a denomination of $500,000 or more.

          (b) Paragraph (a) of Section 7.1 of the Existing Agreement is hereby amended by deleting in its entirety the first sentence of such paragraph, and inserting in its place the following:

     "The Company will, without notice, prepay or pay, without premium, $4,400,000 aggregate principal amount of the Notes on each of January 20, 1997, March 10, 1998 and March 10, 1999, together, in each case, with interest accrued on the amount to be prepaid to the date of prepayment or payment.

          (c) Section 9.10 of the Existing Agreement is hereby amended by deleting Section 9.10 of the Existing Agreement and inserting in its place the following:

     "(S) 9.10 Incorporated Covenants.  The covenants set forth in Sections
               ----------------------
     6.6, 6.7, 6.9, 6.13, 6.14, 6.23 (only insofar as it relates to the Indenture (as defined therein)), 6.25 through 6.32, and 6.35 through 6.40 (the "Incorporated Covenants") of the Senior Note Purchase Agreement, as amended by the Third Amendment and Waiver thereto dated as of the date hereof (as amended, the "Senior Note Agreement"), are incorporated by reference into this agreement as if stated herein in full, together with all defined terms used therein, provided, however, that (i) such
                                     --------
     Incorporated Covenants, as incorporated herein, shall reflect that they are delivered to run in favor of the Noteholders, rather than to the parties set forth therein and (ii) any amendments or modifications to, waivers as to, or expiration or cancellation of (by cancellation, amendment or termination of the Senior Note Agreement or otherwise), such Incorporated Covenants subsequent to April 15, 1996 shall only be deemed to amend, waive compliance with, or terminate, as the case may be, such Incorporated Covenants, as incorporated herein, if approved or consented to by the Required Noteholders; and provided further that all references in such
                               -------- -------
     Incorporated Covenants, as incorporated herein, to payments on the notes issued under the Senior Note Agreement shall be deemed to continue to refer to payments on such notes; and provided further that the incorporation
                                    -------- -------
     herein of the Incorporated Covenants shall be limited to
     the extent, and only to the extent. necessary to avoid any prohibition or limitation on any payment to the Noteholders; and provided further that if
                                                       -------- -------
     the Senior Note Agreement is renewed or replaced by financing on terms that contain covenants affording protection to the Noteholders substantially equivalent to, or greater than, the protection provided the Incorporated Covenants, as to substantially the same matters as are covered by the Incorporated Covenants (financing on such terms, the "Replacement Financing"), such covenants contained in such renewal or replacement financing shall be deemed incorporated herein. The Company shall, on or before the later of (i) 60 days after the the date on which all Designated Senior Debt (and, to the extent not otherwise included therein, all interest, fees, costs, expenses, and other obligations thereunder) has been repaid in full in cash and all commitments for such Debt have been terminated and (ii) July 31, 1997, obtain such Replacement Financing. In the event that the Company renews or extends the Senior Note Agreement, the last clause of the first sentence of this Section 9.10 shall also apply to any Replacement Financing that replaces such Senior Note Agreement as renewed or extended.";

               (d)  Section 9.11, 9.12, 9.13, 9.14 and 9.15 of the Existing
Agreement are hereby amended by deleting in its entirety the text of each such Section, and inserting in its place the following:

               "[intentionally omitted]";

               (e) clause (iii) of Section 9.16(a) of the Existing Agreement is hereby amended by deleting in its entirety the text of such clause, and inserting in its place the following:

               "[intentionally omitted]";

          (f) a new Section 9.19 is added to the Existing Agreement to read in its entirety as follows:

          "(S) 9.19 Additional Reports. The Company shall deliver to each
                    ------------------
          Noteholder a copy of each of the reports that it is obligated to provide to the holders of the notes issued under the Senior Note Agreement in accordance with Sections 6.17(d)-(f) and 6.17(i)-(l) of the Senior Note Agreement, provided that to the extent that any
                                     --------
          Noteholder shall also be a holder of the notes issued under the Senior Note Agreement, the Company shall only deliver to such Noteholder one copy of such reports. Such delivery shall occur within one business day after the day on which the Company is obligated to deliver such reports to the holders of the notes issued under the Senior Note Agreement.";

          (g) a new Section 9.20 is added to the Existing Agreement to read in its entirety as follows:

          "(S) 9.20 Business Plan.  The Company shall, on or before January 31,
                    -------------
          1997, deliver to the Noteholders a business plan for the Company's 1997 fiscal year, in a form comparable to the business plan for the Company's 1996 fiscal year that was delivered to the Noteholders on or before April 12, 1996."

          (h) a new Section 9A is added to the Existing Agreement to read it its entirety as follows:

          "Section 9A.  Compliance With Indenture. (a) For purposes of this
          Section 9A only, capitalized terms (other than "Agreement") used in this Section 9A shall have the meanings assigned to them in the Indenture

          (b) If any provision of this Agreement would, directly or indirectly, cause or create, any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of the Company to (i) pay dividends, in cash or otherwise, or make any other distributions on its Capital

          Stock or any other interest or participation in, or measured by, its profits owned by the Company or a Subsidiary of the Company, (ii) make any loans or advances to, or pay any Indebtedness owed to, the Company or any Subsidiary of the Company or (iii) transfer any of its properties or assets to the Company or any Subsidiary of the Company, then such provision or provisions of this Agreement which cause or create such encumbrances or restrictions shall be unenforceable and shall be void ab initio to the extent, but only to the extent, that
                        -- ------
          the terms and conditions of any such restriction are materially less favorable in the aggregate to the Holders of the Securities than those under or pursuant to this Agreement as in effect on the Issue Date.

          (c) To the extent, but only to the extent, that any encumbrance or restriction is unenforceable pursuant to clause (b) of this Section 9A, such encumbrance or restriction shall be replaced by the provision or provisions of this Agreement as in effect on the Issue Date, if any, which encumbers or restricts the same transaction."

          (i) Section 10.4 of the Existing Agreement is hereby amended by deleting in its entirety the text of such Section and inserting in its place the following:

          "Each set of consolidated financial statements delivered pursuant to subsection (a) of (S) 10.1 shall be accompanied by a report of the independent certified public accountants who shall have reported on such consolidated financial statements (i) stating that in connection with their audit examination, nothing has come to their attention that caused them to believe that Merisel, Inc. or its Subsidiaries failed to comply with the terms, covenants, provisions or conditions of in
          Section 9.10 of this Agreement insofar as they relate to financial and accounting matters (which such report may state that such audit examination was not directed primarily toward obtaining knowledge of noncompliance with such sections) and (ii) setting forth in reasonable detail the calculations made as of the end of the related fiscal year in determining compliance with the provisions of Sections 6.6, 6.9, 6.11, 6.14(c), 6.25, 6.28, 6.29, 6.30, 6.31, 6.32,
          6.33, 6.37, 6.38 of the Senior Note Agreement as and to the extent such covenants are incorporated in (S) 9.10.";

               (j) Paragraph (d) of Section 11.1 of the Existing Agreement is hereby amended by deleting in its entirety the text of such paragraph, Section and inserting in its place the following:

          "the Company shall default in the due and punctual performance or compliance with any covenant, condition or agreement to be performed or observed by it under (S) 9.10 and, if such default is capable of being remedied, such default shall continue unremedied for 30 days after the Company is given notice of such de fault by any Noteholder; or"; and

               (k) Exhibit A to the Existing Agreement is hereby deleted in its entirety and replaced by Exhibit A to this Amendment.

          SECTION 2. WAIVER. On the terms of this Amendment, and subject to the conditions precedent set forth in Section 3, each of the Noteholders (i) hereby waives all Events of Default existing on or prior to December 30, 1995 and (ii) hereby agrees that all of the amendments contained in Section 1 hereof shall be deemed effective as of December 31, 1995.

          SECTION 3.  CONDITIONS TO EFFECTIVENESS.

          The amendments set forth in Section 1 and the waiver set forth in
Section 2 of this Amendment shall become effective on April 15, 1996 only upon the satisfaction of each of the following conditions precedent on or prior to such date:

               (a) the execution and delivery of this Amendment by the Company and the requisite Noteholders in accordance with Section 14.4 of the Existing Agreement ;

               (b) the representations and warranties in this Amendment and the Existing Agreement as amended by this Amendment (the "Amended Agreement") shall
                                                      -----------------
be true, correct and complete in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date), provided
                                                                        --------
that for purposes of this Section 2(b) of this Amendment:
- ----

                    (i) Section 2.5 of the Existing Agreement shall be deemed to read as follows:

               "(S) 2.5 No Material Adverse Change.  Since December 31, 1995,
                        --------------------------
               there has been no material adverse change in the business, earn-ings, prospects, properties or condition (financial or otherwise) of the Company or its Subsidiaries, other than those that have been disclosed in writing to the Noteholders. Since December 31, 1995, neither the Company nor any Subsidiary has directly or indirectly declared, ordered, paid, made or set apart any sum or property for any Restricted Payment or agreed to do so.";

                    (ii) Section 2.8 of the Existing Agreement shall be deemed by adding the following to the end of Section 2.8:

               "other than any consent of the holders of the notes issued under the Senior Note Agreement or the Lenders (the "Lenders") under that certain Revolving Credit Agreement, dated as of December
               23, 1993, among the Company and Merisel Europe, Inc., as borrowers, Merisel, Inc., as guarantor, the lenders listed on the signature pages thereof, Citicorp USA, Inc., as agent, NationsBank of Texas, N.A., as co-agent, and Citibank, N.A., as designated issuer.";

                    (iii) Section 2.17 of the Existing Agreement shall be deemed to read as follows:

               "(S) 2.17 Consents, etc.  Except as have been made or received,
                         -------------
               no prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to (a) any federal, state or local governmental or public authority or agency, or (b) any stockholder, creditor, lessor or other non-governmental person, other than the holders of Senior Notes issued pursuant to the Senior Note Purchase Agreement or the Lenders, is required for (i) the valid execution, delivery and performance of this Agreement by the Company, (ii) the valid offer, issuance, sale, delivery and performance of the Notes by the Company, or (iii) the consummation of the Restructuring Transactions, except those of which the failure to make or receive would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole. No consent, approval or authorization of, declaration or filing with, or notice to, any federal, state or local governmental or public authority or agency on the part of the Company or any Subsidiary is necessary for the continued conduct by the Company or any Subsidiary of its business as now conducted or as proposed to be conducted, except for routine corporate filings all of which have been or will be duly and properly obtained and are or will be in full force and effect on the Closing Date.";

               (c) no Default or Event of Default shall result from the consummation of the transactions contemplated herein;

               (d) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Company or Merisel, Inc.;

               (e) the Company shall have duly executed and issued for exchange Amended and Restated Subordinated Notes due March 10, 2000, to the order of each Noteholder in substantially the form of Exhibit A to this Amendment (the "New
                                                                          ---
Notes").  The Existing Amended and Restated Subordinated Notes due March 10,
- -----
2000 held by each such Noteholder (the "Exchanged Notes") shall, upon the
                                        ---------------
effectiveness of this Amendment, be deemed to have been replaced and superseded by the New Notes. Each Noteholder agrees upon the effectiveness of this Amendment to return the Exchanged Notes held by it promptly to the Company.

               (f) the Company shall have delivered to each of the Noteholders a favorable opinion of Skadden, Arps, Slate, Meagher & Flom, special counsel for the Company, in form and substance, where applicable, substantially similar to the opinion delivered to the holders of the notes issued under the Senior Note Agreement in connection with the Third Amendment and Waiver thereto, dated as of the date hereof.

               (g) the Company shall have complied with the terms of that certain letter dated as of the date hereof from the Company to the Noteholders;

               (h) the Company shall have paid all of the reasonable fees, costs and expenses Andrews & Kurth incurred by the Noteholders in connection with this Amendment as evidenced by invoice delivered to the Company;

               (i) all conditions to the effectiveness of the Third Amendment and Waiver to the Senior Note Agreement, dated as of the date hereof, shall have been satisfied and such Third Amendment and Waiver to the Senior Note Agreement shall have become effective; and

               (j) the Company shall have delivered to each of the Noteholders the documents described in Sections 3(a)(v), 3(a)(vii), 3(a)(x), 3(a)(xiii), 3(a)(xv)(1), and 3(a)(xvi) of the Third Amendment and Waiver to the Senior Note Agreement (each of which shall be reasonably satisfactory in form and substance to the

Noteholders and their counsel), each as relates to the Company, and each shall be delivered addressed to the Noteholders, as applicable.

               (k) upon execution of this Amendment by Noteholders holding at least 66-2/3% aggregate principal amount of the notes outstanding, this Amendment shall be effective in all respects other than with respect to any matter that would require consent of all Noteholders in accordance with Section
14.4 of the Existing Agreement.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          In order to induce the requisite Noteholders under (S) 14.4 of the Existing Agreement to enter into this Amendment and to amend the Existing Agreement in the manner provided herein, the company represents and war rants to each Noteholder that the following statements are true, correct and complete:

               (a)  Corporate Power and Authority.  The Company has all
                    -----------------------------
requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under the Amended Agreement.

               (b)  Authorization of Agreements.  The execution and delivery
                    ---------------------------
of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action by the Company.

               (c)  No Conflict.  The execution and delivery by the Company of
                    -----------
this Amendment and the performance by the Company of the Amended Agreement do not and will not (i) violate any provision of law, rule or regulation applicable to the Company or any of its Subsidiaries, the Certificate of Incorporation or bylaws of the Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of the Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of its properties or assets, or (iv) require any approval of stockholders or any approval or consent of any Person under the any contractual obligation of the Company or any of its Subsidiaries.

               (d)  Conditions Met. The conditions contained in Sections 3(c),
                    --------------
3(d), 3(g), and 3(i) hereof have been satisfied.

               (e)  Governmental Consents.  The execution and delivery by the
                    ---------------------
Company and the performance by the Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person.

               (f)  Binding Obligation.  This Amendment and the Amended
                    ------------------
Agreement are the legally valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles to enforceability.

               (g)  Other Representations And Warranties.  Each of the
                    ------------------------------------
representations and warranties contained in Section 4 of the Third Amendment and Waiver to the Senior Note Agreement is true and correct in all material respects.

          SECTION 5.  REPRESENTATION AND WARRANTY OF THE NOTEHOLDERS

          The Noteholders represent, warrant, and ac knowledge that the debt evidenced by the (i) 9.58% notes due May 31, 1997, issued under the Senior Note Agreement and (ii) all instruments issued under the Revolving Credit Agreement, dated as of December 23, 1993, as amended and restated as of April 12, 1996, among the Company, Merisel Europe, Merisel, Inc., as guarantor, the lenders party thereto, Citicorp USA, Inc., as agent, NationsBank of Texas, N.A., as co-agent, and Citibank, N.A., as designated issuer, constitutes Senior Debt and Designated Senior Debt for all purposes under the Agreement.

          SECTION 6.  MISCELLANEOUS.

               (a)  Reference to and Effect on the Existing Agreement.  On and
                    -------------------------------------------------
after the effective date of this Amendment, each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Existing Agreement, shall mean and be a reference to the Existing Agreement as amended by this Amendment.

               (b)  Execution and Counterparts.  This Amendment may be executed,
                    --------------------------
including by facsimile, in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

               (c)  Headings.  Section and subsection headings in this
                    --------
Amendment are included herein for evidence of reference only and shall not constitute a part of this Amendment for any other purpose of be given any substantive effective.

               (d) Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

          IN WITNESS HEREOF, the Company and the Noteholders have caused this Amendment to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

                                     MERISEL AMERICAS, INC.



                                     By:
                                        -------------------------------
                                        Name:
                                        Title:

                                     INCE & CO. as nominee for
                                     THE CANADA LIFE ASSURANCE COMPANY,


                                     By:
                                        ---------------------------
                                        Name:
                                        Title:


                                     GUARANTEE MUTUAL LIFE COMPANY


                                     By:
                                        ---------------------------
                                        Name:
                                        Title:

           [Signature page to Second Amendment and Waiver to Amended and Restated Subordinated Note Purchase Agreement]


                                        PRINCIPAL MUTUAL LIFE INSURANCE COMPANY



                                          By:
                                             ---------------------------
                                             Name:
                                             Title:


                                          By:
                                             ---------------------------
                                             Name:
                                             Title:


                                        PAN AMERICAN LIFE INSURANCE COMPANY



                                          By:
                                             ---------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT A


     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION IS IN EFFECT OR PURSUANT TO AN EXEMPTION UNDER SAID ACT.


                            MERISEL AMERICAS, INC.


                    Amended and Restated Subordinated Note

                              due March 10, 2000



R-                                                December 23, 1993
$________________                                 Los Angeles, California


          MERISEL AMERICAS, INC. (the "Company"), a Delaware corporation, for
                                       -------
value received, hereby promises to pay to ___________ or registered assigns, the principal sum of _____________ DOLLARS ($) on March 10, 2000; and to pay interest on the unpaid principal balance thereof from the date of this Note at the rates, on the dates and in the manner specified in the Amended and Restated Subordinated Note Purchase Agreement, dated as of December 23, 1993, between the Company and the original Noteholders as defined therein (as amended, supplemented or otherwise modified from time to time, the "Note Purchase
                                                           -------------
Agreement").
- ---------

          This Note is one of a series of the Amended and Restated Subordinated Notes due March 10, 2000 (the "Notes") issued in the aggregate principal amount
                               -----
of $17,600,000 under the Note Purchase Agreement and pursuant to the Second Amendment and Waiver thereto, dated as of April 12, 1996, and is entitled to the benefits thereof. As and to the extent provided in the Note Purchase
Agreement, this Note is subject to prepayment, in whole or in part, in certain cases without premium and in other cases with premium. The Company agrees to make required prepayments on account of this Note in accordance with the provisions of the Note Purchase Agreement. This Note is subject to the subordination provisions of the Note Purchase Agreement. The Note Purchase Agreement may be examined at the office of the Company at 200 Continental Boulevard, El Segundo, California, 90245-0984.

          Under certain circumstances, as specified in the Note Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Note Purchase Agreement.

          This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such Act and applicable state laws or under an exemption from such registration available under such Act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Note Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

          The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Note Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

          All capitalized terms not otherwise defined herein shall have the meanings set forth in the Note Purchase Agreement.

          This Note shall be governed by and construed in accordance with the law of the State of California.

          IN WITNESS WHEREOF, MERISEL AMERICAS, INC. has caused this Note to be duly executed.


                                MERISEL AMERICAS, INC.,
                                a Delaware corporation



                                By:___________________________
                                   Name:
                                   Title: